Art Technology Group Investor Presentation August 2007 Bob Burke, CEO Julie Bradley, CFO Kim Maxwell, Director, Investor Relations

Safe Harbor This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements - including those regarding the company's financial expectations for full year 2007, expected demand for the company's solutions and the company's integration of eStara - involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These statements are subject to various risks and uncertainties, which are detailed in the company's filings with the SEC. These filings can be accessed at www.sec.gov.

Today's Agenda ATG quick overview Market dynamics Why ATG Financials

Quick Overview ATG is the leading eCommerce platform provider Over 900 customers worldwide Headquarters in Cambridge, MA, with offices throughout North America and Europe 414 employees as of June 30, 2007 1991 Founding 2006 Acquired 1999 IPO 2004 Acquired (ARTG)

Online commerce continues to grow aggressively U.S. Online sales will double in next 5 years (Forrester) $354 billion market in U.S. by 2011 (Forrester) At same time, growth of new online shoppers is flattening Market Dynamics New factors are driving advances in e-commerce Result: Online sellers will see stiffening competition for consumer dollars. Those that deliver an advanced customer experience win.

Business metrics indicate room for improvement 25% of online shoppers abandon their shopping cart (Forrester) 47% of e-commerce sites do not know their abandonment rate (Internet Retailer Magazine) 40% of online shoppers are dissatisfied with their online purchase experience (Forrester) Conversion rates, visitor traffic, online revenue and profitability ALL vary greatly

Market Dynamics

"Millennials" are driving behavior across generations

Baby Boomers	born 1946 - 1964	82,530,000
Generation X	born 1965 - 1981	60,469,000
Millennials	**born 1982 - 2000**	**100,000,000 (est.)**

Millennials are:

- **Perpetually connected**
  - Stratifying communications
- **Multi-tasking and productive**
  - Filtering and looking for entertainment
- **Self expressive…yet assimilative**
  - Individually creative yet group oriented
- **Optimistic and entitled**
  - Assume success, demand involvement
- **Fickle**
  - Your competition is just a click away
- **Driving other generations' behavior**
  - All generations may soon share their expectations

Millennials' estimated spending power:

$200 billion
5-17% spent online

Source: Resource Interactive

atg

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Demand for products available only online is potentially as big as for the biggest sellers available in physical stores Unconstrained by shelf space and distribution, narrowly-targeted goods are now economically attractive Online, one size need not fit all Source: The Long Tail Market Dynamics Chris Anderson's Theory of the Long Tail Sales Products

Source: The Merchant Speaks, April '06 Market Dynamics The Merchant's Reality Over 50% of merchants change Web store elements weekly or more often Many adjusting home pages daily 83% of merchants make these changes manually Merchants need better efficiency Number of employees working on e-commerce remains static Merchants want to personalize shopping experiences 40% provide limited personalization on Web and e-mail 39% intend to add personalization Merchants are trying to do more customer segmentation

Online sellers need more sophisticated tools to thrive in this environment Market Dynamics Combined Effects Customer loyalty up for grabs Online competition is increasing Brand value deteriorating Number of SKUs rising Product lifecycles shortening Customer segments multiplying Rate of change accelerating

Why ATG The last e-commerce suite you'll ever need

ATG Powers More of the Top Internet Retailers Than Any Other Commerce Platform source: Internet Retailer Top 500 June 2007 and company sources More of the Top 100 More of the Top 200 More of the Top 300 More of the Top 400 More of the Top 500

Forrester Research: ATG #1 in current e-commerce offering "ATG Ups the Ante for B2C Commerce Platforms" - The Forrester Wave(tm) Commerce Platforms, Q3 2006 Rated #1 by Analysts ? #1 in reliability and scalability #1 in administration and management #1 in catalog / content management #1 in campaign management #1 in customer self-service ? ? ? ?

Rated #1 By Analysts Gartner Magic Quadrant for E-Commerce, 4Q06 Gartner: ATG "Leader" and #1 in "Completeness of Vision"

ATG Customers: Top Online Brands

To Sustain e-Commerce Growth

People need 4th Generation e-Commerce Solutions


Functionality/Customer Value
e-Commerce Evolution
Marketing Only
FEATURES
• Catalog
• Shopping cart
• Payments
Homegrown
Manual updating
Scaling issues
ADDED FEATURES
• Search
• Promotions
• Merchandising
• Order status
• Cross sells
Product-centric
Single-channel
Limited features
BEST-IN-CLASS
• Personalized experience
• Searchandising
• Tools for:
- Marketing
- Merchandising
- Service agents
• Micro-targeted content/offers
• Guided navigation
• Rich media
• Web analytics
• Customer intelligence
Customer-centric
Merchandiser control
Multi-channel
1st Generation
2nd Generation
3rd Generation
4th Generation

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ATG's Commerce Solution ATG Commerce Web Site Customer Buying Experience Business Control Center ATG Commerce Search ATG Self-Service ATG Merchandising ATG Customer Intelligence ATG Campaign Optimizer ATG Outreach Catalog Pricing engine Shopping cart Offer management Promotion management Tax, payment, logistics integration Abandoned cart recovery Cross-sell, up-sell Service Center ATG Response Management ATG Knowledge eStara Click to Call eStara Click to Chat ATG Commerce Service Center Common Customer Profiles, Offer Management, Content Administration, Purchase/Interaction History, Customer Scenario Workflow, External Integrations, Application Development Framework ATG Wisdom Platform Compelling, personalized shopping experience Order administration, profile management, incident tracking Marketer / merchandiser empowerment

Business Value of Personalization Value to the Retailer Increase Conversions Targeted product, ads, information, promotions, offers Trigger impulse buying Increase Order Size Targeted cross-sells, up-sells Relevance Right product Right information Right advice Right time Increases probability of acceptance

Business Value of Personalization Value for the Consumer Increase customer satisfaction & loyalty Customer finds what she's looking for (or something interesting but unexpected) Gets the right information to make an informed decision Saves time Saves money Personalization Rules-driven targeting, Multi-stage scenarios, Affinity selling Better understanding of consumers What they like, What they're trying to do, What they've done in the past Input Persona, Buying history, Click behavior, Search terms, Shopping cart contents, Locale, Language, Profile settings, Personal preferences, ...

Our Personalization Most Advanced, Easy to Use, Automated, Ubiquitous Integrated into marketing, sales, and customer service interactions e-Mail, web, phone Ubiquitous Core to everything we do... Business user tool Web & e-mail campaigns tool A/B testing tool Easy to Use No programming required... Profile-driven rules engine Event-based marketing scenarios Affinity-based recommendations Automated Rules-driven self-learning... Define unlimited number of attributes Control all attributes in merch. UI Avoid multi-page, micro-site designs Comprehensive Dynamic data-driven content...

Affinity Selling like me NEW! More relevant recommendations Automated and intelligent personalization

Value of Dynamic Merchandising & Searchandising Empowerment and Agility Increase conversion rates Targeted product, ads, information, promotions, offers Hot products Bargains on overstocked products Increase order size Adjust to buying patterns Maximize inventory Protect margins Increase customer satisfaction & loyalty Saved time, money Found what they were looking for or something unexpected Improve merchandiser efficiency Real-time business control Tools to manage product placements, ads, promotions, cross-sells, up-sells, Web content, search results "Live Store" Dynamic Web site, frequent changes to home page, fresh product details, smart offers based on real-time business intelligence, responses to searches

Dynamic Merchandising & Searchandising Connect customers more quickly with the products and services they seek Help shoppers discover new products and services that are best for them Provide a consistent and relevant shopping experience throughout your site regardless of the shoppers navigation path Drive efficiencies and eliminate duplication of effort for merchants ATG offers a single place to manage content presentation and merchandising across all Web store elements and the contact center

Merchandiser's Strategy Search results Best Better Good .... .... Personalized Searchandising Search term Buying & service history Persona / segment Onsite ratings & reviews Offsite ratings & reviews Browsing behavior NEW! Search results are typically driven by...what?? Let your merchandising strategy control search results

Unprecedented cross-channel support Optional top-ranked robust email and text message response management system Optional incorporation of best-selling eStara Click to Call and Click to Chat Offer management fully integrated with web merchandising Cross-sells Up-sells Personalization Makes the contact center an integral part of the Web buying experience - same content, offers, merchandising, personalization

ATG Commerce Service Center A Comprehensive Suite for the sales and service CSR All the right information Customer profile, order history, service history, ticket history, cart status Fulfillment & inventory status Multiple catalogs & price lists Optional full knowledge base & NLP search for complex products Quickly retrieved Information-rich Ajax UI, rapid update with no page reload One-click access to all parts of the app Search by order, customer, SKU, email, phone, login... Full order administration / transaction functionality Order capture Merchandise exchange & return Incident tracking / ticketing In a configurable, extensible UI Configurable keyboard navigation and shortcuts Configurable permissions & workflows Extensible modular framework NEW!

eStara Click to Call & Click to Chat The human factor can be the key to conversion Case studies show: 62% conversion rate increase Twice the conversion rate of toll-free 88% are more likely to contact 92% say it enhances their experience 90% abandonment ^ 55% converted (Dell Financial Services) 50x ROI 78% more likely to return (Continental Airlines)

Summary: Why ATG Most Complete Solution for eCommerce Suite of integrated e-commerce applications and platform Fast time to market Assisted care and agent applications Minimizes Total Cost of Ownership ? Unparalleled Technology & Business Tools Advanced features for personalization, search & self-service Unique Web-based tools for marketing and merchandising Unmatched scalability and performance Delivers Strong and Rapid ROI ? Proven Experience & Track Record A trusted partner Over 900 customers worldwide Understanding of complex business and technical environments Wealth of best practices Ensures Success ?

Financial Review

Growing revenue $90.6 $103.2 millions 2007 Revenue guidance: $126 - $130M $126 to $130 +14% +22% to 26%

Increasing recurring revenue Q2 2006 Q2 2007 57% 43% 46% 54%

Cash flow from operations $3.9 $7.6 millions $22 to $25 +95% +190% to 230%

Second quarter highlights *ATG defines product license bookings as Product license revenue recognized plus net change in deferred product license revenue. See appendix for GAAP to Non-GAAP reconciliation.

Scalable business model

Summary Healthy market opportunity Strong leadership in eCommerce Solid financials Increasing recurring revenue and revenue recognized ratably; and Increasing cash flow from operations

Appendix

Upfront or Ratable Upfront ATG lines of business License Support & Maintenance Professional Services / Education Delivery Upfront Over time Over time Fixed Rate Schedule ? ? Revenue Recognition Ratable Ratable ATG OnDemand (MSP) Over time ? Ratable ATG OnDemand (SaaS) Over time Ratable eStara (SaaS) Over time Ratable A license + ATG hosting or a license + eStara triggers ratable recognition of license revenue.

Upfront + Ratable ATG lines of business License Support & Maintenance Professional Services / Education Delivery Upfront Over time Over time Fixed Rate Schedule ? ? Revenue Recognition Ratable Ratable ATG OnDemand (MSP) Over time Ratable ATG OnDemand (SaaS) Over time Ratable eStara (SaaS) Over time Ratable Starting in Q1 2007, we will provide a new metric that mirrors historical license revenue -- net change in license deferred revenue + license revenue recognized.

Revenue reconciliation: 2007 guidance Revenue (In Millions) 2007 Plan Adjustment for Ratable Revenue Recognition* 2007 Guidance Product License $39 - $42 25% - 50% $24 - $26 Services $102 - $104 N/A $102 - $104 Total $138 - $147 $126 - $130 * In Q1 07 and Q2 07, 25% and 47% respectively of product license revenue was deferred and will be recognized ratably. On an annualized basis, we estimate that approximately 30 - 40% of product license revenue will be deferred and recognized ratably.

GAAP to non-GAAP Guidance Reconciliation

GAAP to non-GAAP Guidance Reconciliation